UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2022 (October 6, 2022)

CHARDAN NEXTECH ACQUISITION 2 CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40730	85-1873463
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17 State Street, 21st Floor
New York, NY	10004
(Address of principal executive offices)	(Zip Code)

(646) 465-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and three-quarters of one Redeemable Warrant	CNTQU	NASDAQ Capital Market

Common Stock, par value $0.0001 per share, included as part of the Units	CNTQ	NASDAQ Capital Market

Redeemable Warrants included as part of the Units, each exercisable for one share of Common Stock for $11.50 per share	CNTQW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Special Meeting

In connection with the transactions (collectively, the “Business Combination”) contemplated by that certain Agreement and Plan of Merger, dated May 15, 2022, as amended on July 12, 2022, (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Chardan NexTech Acquisition 2 Corp. (“CNTQ” or “Chardan”), Bronco Merger Sub, Inc., a Nevada corporation and a wholly owned direct subsidiary of CNTQ (“Merger Sub”), and Dragonfly Energy Corp., a Nevada corporation (“Dragonfly”), CNTQ held the special meeting of stockholders (the “Special Meeting”) on October 6, 2022, at which holders of 5,478,186 shares of CNTQ common stock were present in person or by proxy, representing approximately 87.5% of the voting power of the 6,255,848 shares of CNTQ common stock issued and outstanding entitled to vote at the Special Meeting at the close of business on August 11, 2022, which was the record date (the “Record Date”) for the Special Meeting. Stockholders of record as of the close of business on the Record Date are referred to herein as “Stockholders”.

Proposal 1

The Stockholders approved the proposal to approve the Business Combination, including (a) adopting the Business Combination Agreement and (b) approving the other transactions contemplated by the Business Combination Agreement and related agreements described in the accompanying proxy statement/prospectus (the “Business Combination Proposal”).

For	Against	Abstain
5,474,422	3,764	0

Proposal 2

The Stockholders approved the proposal to approve and adopt, assuming the Business Combination Proposal is approved, the amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) of Chardan (the “Charter Proposal”).

For	Against	Abstain
5,474,422	3,764	0

Proposal 3

The Stockholders, for purposes of complying with the applicable rules of Nasdaq, approved the proposal to approve the issuance of shares of Chardan’s common stock in connection with the Business Combination, including, without limitation, the Aggregate Merger Consideration, the Earnout Shares, the PIPE Investment, the Term Loan Lender Warrants and the Equity Facility (each capitalized term having the same meaning as defined in the Definitive Proxy), assuming the Business Combination Proposal and the Charter Proposal are approved (the “Nasdaq Proposal”).

For	Against	Abstain
5,469,462	8,724	0

Proposal 4

The Stockholders approved the proposal to approve and adopt, assuming the Business Combination Proposal, the Charter Proposal and the Nasdaq Proposal are approved, for purposes of complying with the applicable rules of the Nasdaq, the New Dragonfly 2022 Incentive Plan (the “Incentive Plan Proposal”).

For	Against	Abstain
5,469,462	8,724	0

Proposal 5

The Stockholders approved the proposal to approve, assuming the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the Incentive Plan Proposal are approved, the New Dragonfly Employee Stock Purchase Plan (the “ESPP Proposal”).

For	Against	Abstain
5,474,422	3,764	0

Proposal 6

The Stockholders approved the proposal to elect seven (7) directors who will serve as directors on the board of New Dragonfly until their successors are duly elected and qualified, subject to their earlier death, resignation, or removal (the “Director Election Proposal”).

For	Against	Abstain
5,474,422	3,764	0

Proposal 7

The Stockholders approved the proposal to approve the adjournment of the Special Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, Charter Proposal Nasdaq Proposal, the Incentive Plan Proposal, the ESPP Proposal or the Director Election Proposal (the “Adjournment Proposal”).

For	Against	Abstain
5,474,225	3,961	0

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements as to the transactions contemplated by the business combination and related agreements, future results of operations and financial position, revenue and other metrics, planned products and services, business strategy and plans, objectives of management for future operations of Dragonfly, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the control of Dragonfly or CNTQ) which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by CNTQ and its management, and Dragonfly and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: 1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement with respect to the business combination; 2) the outcome of any legal proceedings that may be instituted against Dragonfly, CNTQ, the combined company or others following the announcement of the business combination and the transactions contemplated thereby; 3) the inability to complete the business combination due to the failure to satisfy other conditions to closing the business combination; 4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; 5) the ability to meet Nasdaq's listing standards following the consummation of the business combination; 6) the risk that the business combination disrupts current plans and operations of Dragonfly as a result of the announcement and consummation of the business combination; 7) the inability to recognize the anticipated benefits of the business combination; 8) ability of Dragonfly to successfully increase market penetration into its target markets; 9) the addressable markets that Dragonfly intends to target do not grow as expected; 10) the loss of any key executives; 11) the loss of any relationships with key suppliers including suppliers in China; 12) the loss of any relationships with key customers; 13) the inability to protect Dragonfly’s patents and other intellectual property; 14) the failure to successfully optimize solid state cells or to produce commercially viable solid state cells in a timely manner or at all, or to scale to mass production; 15) costs related to the business combination; 16) changes in applicable laws or regulations; 17) the possibility that Dragonfly or the combined company may be adversely affected by other economic, business and/or competitive factors; 18) Dragonfly’s estimates of its growth and projected financial results for 2022 and 2023 and meeting or satisfying the underlying assumptions with respect thereto; 19) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of CNTQ’s securities; 20) the risk that the transaction may not be completed by CNTQ’s business combination deadline (as may be extended pursuant to CNTQ’s governing documents); 21) the impact of the novel coronavirus disease pandemic, including any mutations or variants thereof and the Russian/Ukrainian conflict, and any resulting effect on business and financial conditions; 22) inability to complete the PIPE investment, the term loan and equity line (ChEF) in connection with the business combination; 23) the potential for events or circumstances that result in Dragonfly’s failure to timely achieve the anticipated benefits of Dragonfly’s customer arrangements with Thor; and 24) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in CNTQ’s Form S-1 (File Nos. 333-252449 and 333-253016), Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Report on Form 10-Q for the three months ended June 30, 2022 and registration statement on Form S-4 (File No. 333-266273) filed with the SEC on July 22, 2022, and declared effective on September 16, 2022. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither CNTQ nor Dragonfly gives any assurance that either CNTQ or Dragonfly or the combined company will achieve its expected results. Neither CNTQ nor Dragonfly undertakes any duty to update these forward-looking statements, except as otherwise required by law. For additional information, see “Risk Considerations” in the investor presentation, filed on a Current Report on Form 8-K by CNTQ with the SEC and available at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of October 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chardan NexTech Acquisition 2 Corp.
Date: October 7, 2022

	By:	/s/ Jonas Grossman
	Name:	Jonas Grossman
	Title:	Chief Executive Officer

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